UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2009
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 30, 2009, Thomas C. Tiller tendered his resignation from the Board of Directors (the “Board”) of Polaris Industries Inc. (the “Company”), effective as of the same date. Mr. Tiller will continue to serve as a Senior Program Advisor to the Company.
     Upon acceptance of Mr. Tiller’s resignation, the Board acted to reduce the size of the Board by one director so that the Board consists of nine directors until changed in accordance with the Articles of Incorporation or Bylaws of the Company.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 1, 2009

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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